Exhibit 10.12(f)

AMENDMENT NO. 3 TO

COMMITMENT LETTER

This AMENDMENT NO. 3 TO COMMITMENT LETTER (the “Amendment”) is made and entered into as of March 9, 2006 by and between Countrywide Warehouse Lending (“Lender”) and Aames Capital Corporation, Aames Funding Corporation, Aames Investment Corporation, and Aames Financial Corporation (jointly, the “Borrower”). This Amendment amends that certain Commitment Letter by and between Lender and Borrower dated as of March 25, 2005 (the “Commitment Letter”), which supplements that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of July 1, 2003 (as may be amended from time to time, the “Credit Agreement”).

R E C I T A L S

Lender and Borrower have previously entered into the Commitment Letter and Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans.  Lender and Borrower hereby agree that the Commitment Letter shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.                                       Financial Covenants.  Section (b). Lender and Borrower agree that effective as of the date of the Amendment Financial Covenants Sections (b), (c) and (d) shall be deleted in their entirety and replaced as follows:

“(b)                           Adjusted Leverage Ratio: 7:1

(c)                              Maximum ratio of Total Liabilities (including outstanding balances on warehouse lines, repurchase facilities, off balance sheet financing and outstanding debt related to the REIT) to Tangible Net Worth: 20:1

(d)                             Minimum Liquidity: Borrower shall maintain at all times cash or Cash Equivalents of $38,000,000.”

2.                                       Waiver.  Upon execution of the Amendment, Borrower and Lender agree that any non-compliance or violation of the Adjusted Leverage Ratio (Financial Covenant (b) of the Commitment), the Maximum Ratio of Total Liabilities to Tangible Net Worth (Financial Covenant (c) of the Commitment Letter) or Maximum Liquidity (Financial Covenant (d) of the Commitment Letter) on or after December 31, 2005 and up to the date of the Amendment are hereby waived.

3.                                       No Other Amendments; Conflicts with Previous Amendments. Other than as expressly modified and amended herein, the Commitment Letter shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Commitment Letter and Credit Agreement. To the extent any amendments to the Commitment Letter contained herein conflict with any previous amendments to the Commitment Letter, the amendments contained herein shall control.

4.                                       Capitalized Terms.  Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

4.             Facsimiles.  Facsimile signatures shall be deemed valid and binding to the same extent as the original.

IN WITNESS WHEREOF, Lender and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING	AAMES CAPITAL CORPORATION

By:		By:
	Signature		Signature

Name:	:	Name	Jon D. Van Deuren

Title:		Title:	Executive Vice President — Finance and
Chief Financial Officer

                                                                (SIGNATURES CONTINUE ON PAGE 2)

AAMES FUNDING CORPORATION	AAMES INVESTMENT CORPORATION

By:		By:
	Signature		Signature

Name:	Jon D. Van Deuren	Name:	Jon D. Van Deuren

Title:	Executive Vice President — Finance and	Title:	Executive Vice President — Finance and
Chief Financial Officer		Chief Financial Officer

AAMES FINANCIAL CORPORATION

By:
Signature

Name:	Jon D. Van Deuren

Title:	Executive Vice President — Finance and
Chief Financial Officer